Exhibit 99.1

Signing Day Sports Announces Filing of Registration Statement on Form S-4 for Proposed Business Combination with One Blockchain LLC

SCOTTSDALE, AZ / GLOBE NEWSWIRE / December 1, 2025 / – Signing Day Sports, Inc. (“Signing Day Sports” or the “Company”) (NYSE American: SGN), the developer of the Signing Day Sports app and platform dedicated to improving the recruiting process for high school athletes and college coaches, today announced the public filing of a Registration Statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) by BlockchAIn Digital Infrastructure, Inc. (“BlockchAIn”), a newly formed Delaware corporation created for the purpose of consummating the Company’s previously announced business combination with One Blockchain LLC (“One Blockchain”). The filing follows the Company’s confidential submissions of drafts of the Registration Statement with the SEC on July 8, 2025, August 28, 2025, and September 24, 2025.

As previously disclosed, on May 27, 2025, Signing Day Sports entered into a Business Combination Agreement with BlockchAIn, One Blockchain, and certain other parties, as amended on November 10, 2025. The Registration Statement provides information on the proposed business combination and listing of BlockchAIn common shares on the NYSE American LLC (“NYSE American”) under the ticker symbol “AIB.”

“Today marks an important milestone in our progress toward completing the business combination with One Blockchain and launching BlockchAIn as a publicly traded company,” said Daniel Nelson, Chief Executive Officer and Chairman of Signing Day Sports. “Filing the Registration Statement reflects the coordinated effort, preparation, and discipline shown by both organizations throughout this process. From the beginning, it has been clear that this combination is a strategic alignment of vision and long-term objectives. Our teams have worked together with a shared sense of purpose, ensuring that each step has been executed thoroughly and on schedule.

“Looking ahead, we believe the combined company will be well-positioned to leverage Signing Day Sports’ technology-driven recruitment platform alongside One Blockchain’s digital infrastructure and high-performance computing resources. This structure will provide greater financial flexibility and broader technical capabilities. It also gives us the ability to pursue scalable growth initiatives that were previously out of reach.

“The transaction further enables us to accelerate innovation across our platform and enhance the tools we offer to student-athletes and coaches. It creates opportunities to expand into new markets and partnerships. With our anticipated improved operational capacity and access to the public markets, we are confident in our ability to advance key initiatives, strengthen our competitive position, and create long-term value for shareholders.”

“I am incredibly proud of the diligence and collaboration that have brought us to this point, and we remain focused on completing this transformative transaction and executing on the opportunities that lie ahead,” concluded Nelson.

Signing Day Sports, Inc.

Signing Day Sports’ mission is to help student-athletes achieve their goal of playing college sports. Signing Day Sports’ app allows student-athletes to build their Signing Day Sports recruitment profile, which includes information college coaches need to evaluate and verify them through video technology.  For more information on Signing Day Sports, go to https://bit.ly/SigningDaySports.

One Blockchain LLC

One Blockchain is a developer and operator of digital infrastructure focused on Bitcoin mining and high-performance computing (HPC) hosting. One Blockchain’s operations are centered around its existing 40 MW data center facility in South Carolina, which is one of the largest single mining sites in the state. In 2024, this facility generated approximately $22.9 million in revenue and approximately $5.7 million in net income. One Blockchain’s mission is to become a leader in providing and operating sustainable blockchain computing infrastructure.

Additional Information and Where to Find It

In connection with the proposed business combination, BlockchAIn has filed the Registration Statement with the SEC, which includes a preliminary proxy statement of Signing Day Sports and a preliminary prospectus relating to the registration of shares of BlockchAIn. The Registration Statement has not yet been declared effective by the SEC. Following, and subject to, the Registration Statement being declared effective, the definitive proxy statement/prospectus will be mailed or otherwise disseminated to the stockholders of Signing Day Sports.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SIGNING DAY SPORTS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, because they will contain important information about Signing Day Sports, One Blockchain, BlockchAIn, the proposed business combination, and related matters.

The proxy statement/prospectus and other relevant documents (when available), as well as any other filings made by BlockchAIn or Signing Day Sports with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of filings made with the SEC by Signing Day Sports by directing a written request to:

Signing Day Sports, Inc.

8355 East Hartford Rd., Suite 100

Scottsdale, AZ 85255

Investors and security holders are urged to read the proxy statement/prospectus and all other materials filed with the SEC when they become available before making any voting or investment decision regarding the proposed business combination.

Participants in the Solicitation

Signing Day Sports, and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the stockholders of Signing Day Sports with respect to the proposed business combination and related matters. Information about the directors and executive officers of Signing Day Sports, including their ownership of shares of Signing Day Sports common stock, is included in Signing Day Sports’ Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 11, 2025 and amended on August 6, 2025. Additional information regarding the persons or entities who may be deemed participants in the solicitation of proxies from Signing Day Sports stockholders, including a description of their interests in the proposed business combination by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents to be publicly filed with the SEC when they become available. The managers and officers of One Blockchain do not currently hold any interests, by security holdings or otherwise, in Signing Day Sports.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities in connection with the proposed business combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release may contain “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, including without limitation, the parties’ ability to complete the transaction, the parties’ ability to integrate their respective businesses into a combined publicly listed company post-merger, the ability of the parties to obtain all necessary consents and approvals in connection with the transaction, obtain NYSE American clearance of a listing application in connection with the transaction, the parties’ ability to obtain their respective equity securityholders’ approval, obtain sufficient funding to maintain operations and develop additional services and offerings, market acceptance of the parties’ current products and services and planned offerings, competition from existing or new offerings that may emerge, impacts from strategic changes to the parties’ business on net sales, revenues, income from continuing operations, or other results of operations, the parties’ ability to attract new users and customers, the parties’ ability to retain or obtain intellectual property rights, the parties’ ability to adequately support future growth, the parties’ ability to comply with user data privacy laws and other current or anticipated legal requirements, and the parties’ ability to attract and retain key personnel to manage their business effectively. These risks, uncertainties and other factors are described more fully in the section titled “Risk Factors” of the Registration Statement and are expected to be further described in a proxy statement/prospectus to be publicly filed with the Securities and Exchange Commission relating to this transaction. See also the section titled “Risk Factors” in the Company’s periodic reports which are filed with the SEC. These risks, uncertainties and other factors are, in some cases, beyond the parties’ control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if these underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. All subsequent written and oral forward-looking statements concerning Signing Day Sports, One Blockchain, or any of their affiliates, or other matters and attributable to Signing Day Sports, One Blockchain, any of their affiliates, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Investor Contacts:

Crescendo Communications, LLC
212-671-1020
SGN@crescendo-ir.com

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